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                                                                   EXHIBIT 10.7

                     AGREEMENT FOR ADMINISTRATIVE SERVICES

        This AGREEMENT FOR ADMINISTRATIVE SERVICES is made and entered into between and among Collateral Mortgage, Ltd., an Alabama Limited Partnership with its principal place of business at 1900 Crestwood Boulevard, Irondale, Alabama, and New South Federal Savings Bank, a Federally Chartered Savings Bank with its principal place of business at 2000 Crestwood Boulevard, Irondale, Alabama, Collat, Inc., a corporation incorporated under the laws of the State of Alabama, Collateral Investment Corp., a corporation incorporated under the laws of the State of Delaware, Southwide Life Insurance Corp., a corporation incorporated under the laws of the State of Alabama, Triad Guaranty Insurance Corporation, a corporation incorporated under the laws of the State of Illinois, and Collateral Agency, Inc., a corporation incorporated under the laws of the State of Alabama; and,
        WHEREAS, Collateral Mortgage, Ltd. makes available certain administrative and other services for all of the aforementioned business entities; and,

        WHEREAS, the managements of the business concerns set forth above have determined that it is desirable and in the best interest of each said business entity to enter into a contractual agreement with Collateral Mortgage, Ltd. for administrative services subject to the terms and conditions hereinbelow set forth.

        NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable considerations moving from and to each of the parties, it is agreed by and between the parties as follows:

                                   ARTICLE I

        All administrative services to be performed under this Agreement shall be for an initial term of twelve (12) months, beginning on January 1, 1991 and shall automatically renew on each anniversary for a like period under the terms and conditions hereof, unless any party hereto extends written notice at least sixty (60) days prior to the end of any term of its intent not to renew this Agreement for another term.

                                  ARTICLE II

        Costs of Administrative services not otherwise specifically provided for by separate agreements between Collateral Mortgage, Ltd. and the other parties to this agreement which are provided by one business entity to another business entity shall be shared as follows:

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        a. Only reasonable, customary and usual charges for services rendered by one entity for the benefit of another entity may be shared under this Agreement.

        b. Only actual costs (or reasonable estimates thereof) may be shared among entities under this Agreement.

        c. Only costs for services actually rendered by one entity to another entity may be shared under this Agreement.

        d. When costs cannot be definitively determined, reasonable estimates of such costs may be determined on the basis of generally accepted accounting principles.

        No part of this Agreement is intended to transfer substantial control of any business entity to another entity. No part of this Agreement is intended to provide for remuneration from one entity in addition to the compensation by way of salary to management or other personnel received directly from another entity.

                                  ARTICLE III

        This Agreement for Administrative Services may be amended from time to time by the parties.

        IN WITNESS WHEREOF, the parties hereto have hereunto signed, sealed and acknowledged this AGREEMENT FOR ADMINISTRATIVE SERVICES effective the 1st day of January, 1991.

ATTEST:                                COLLATERAL MORTGAGE, LTD.

/s/ Darlene Moore                      By /s/ David W. Whitehurst
-----------------                         ------------------------
Secretary                              Title Vice President and Controller
                                             -----------------------------

                                       COLLAT, INC.

/s/ Darlene Moore                      By /s/ Charles T. Wall
-----------------                         -------------------
Secretary                              Title Vice President
                                             --------------

                                       COLLATERAL AGENCY, INC.

/s/ Darlene Moore                      By /s/ David W. Whitehurst
-----------------                         ------------------------
Secretary                              Title Vice President and Controller
                                             -----------------------------


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ATTEST:                                NEW SOUTH FEDERAL SAVINGS BANK

/s/ Pam Bishop                         By /s/ David W. Whitehurst
--------------                            ------------------------
Asst. Secretary                        Title Vice President and Controller
                                             -----------------------------

                                       SOUTHWIDE LIFE INSURANCE CORP.

/s/ Darlene Moore                      By /s/ David W. Whitehurst
-----------------                         ------------------------
Secretary                              Title Vice President and Controller
                                             -----------------------------

                                       TRIAD GUARANTY INSURANCE CORPORATION

/s/ Darlene Moore                      By /s/ David W. Whitehurst
-----------------                         ------------------------
Asst. Secretary                        Title Vice President
                                             --------------

                                       COLLATERAL INVESTMENT CORP.

/s/ Darlene Moore                      By /s/ David W. Whitehurst
-----------------                         ------------------------
Secretary                              Title Vice President and
                                             Assistant Secretary
                                             -------------------